UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 27, 2014

ICEWEB, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27865	13-2640971
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

324 E 11th, Suite 2425, Kansas City, MO		64106
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code 571-287-2380

(Former name or former address, if changed since last report)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; change in Fiscal Year.

By unanimous written consent effective January 27, 2014, the Board of Directors of IceWEB, Inc. (the “Company”) determined to change its fiscal year end from September 30th to June 30th.  The change is intended to even out the seasonal workload and improve management and operational efficiency.  The report covering the transition period will be filed on Form 10-K as of and for the transition period ended June 30, 2014.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICEWEB, INC.

Date: January 28, 2014	By:	/s/ Hal Compton
Hal Compton, Sr.
Chief Executive Officer